EXHIBIT 99.2
                     Conditional Stock Redemption Agreement

     This Conditional Stock Redemption Agreement (the "Redemption Agreement"), dated as of March 30, 2002, is made by and between Trendwest Resorts, Inc., an Oregon corporation ("Company") and JELD-WEN, inc., an Oregon corporation ("Majority Shareholder"). Capitalized terms used and not defined in this Agreement have the respective meanings ascribed to them in the Merger Agreement or the Stock Purchase Agreement of even date herewith.

                                 R E C I T A L S

A. As of the date hereof, Majority Shareholder holds shares of Company Common Stock. Among its assets, Company and certain of its subsidiaries own the assets that comprise the development commonly known as MountainStar. The names of the subsidiaries and the other assets comprising MountainStar are set forth on
Schedule 7.15(a) of the Merger Agreement (as defined below) (the "MountainStar Assets").

B. Majority Shareholder and the Company, together with Cendant Corporation and Tornado Acquisition Corporation, have entered into an Agreement and Plan of Merger and Reorganization, dated as of the date hereof (the "Merger Agreement"), pursuant to which Tornado Acquisition Corporation will merge with and into the Company with the Company continuing as the surviving corporation (the "Merger").

C. Majority Shareholder and certain other holders of shares of Company Common Stock (collectively, the "Sellers") have entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement") with Cendant Corporation and Tornado Acquisition Corporation ("Purchaser" pursuant to which prior to the Merger the Sellers will sell to Purchaser their Company Common Stock (the "Stock Purchase").

D. A precondition to the closing of the Stock Purchase is that Majority Shareholder conditionally redeem a portion of its shares of Company Common Stock in exchange for the MountainStar Assets, all on the terms and conditions set forth in this Redemption Agreement, subject to the terms of the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to be legally bound as follows:

     Section 1. Redemption.

     Subject to the terms and conditions of this Redemption Agreement, Majority Shareholder agrees to redeem the Redeemed Shares in exchange for the MountainStar Assets, and Company agrees to convey the MountainStar Assets to Majority Shareholder in exchange for the redemption of the Redeemed Shares, subject to the condition with respect to Parent's price per share described in
Section 7.15(b) of the Merger Agreement (the "MountainStar Redemption").

     The parties hereby incorporate by reference herein those provisions of the Merger Agreement applicable to the Redemption and the Cancellation thereof, specifically but without


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limitation Sections 7.15(b) and (c). The terms of this Redemption  Agreement are intended to supplement (but not supercede) applicable provisions of the Merger Agreement, all of which shall be given effect hereunder as if set forth herein.

     Section 2. Closing; Deliveries at Closing

     2.1 Closing. The closing of the MountainStar Redemption (the "Redemption Closing") shall occur immediately prior to the Stock Purchase Closing.

     2.2 Closing Conditions. Neither Company nor Majority Shareholder shall be required to complete the Redemption until satisfaction or waiver by Majority Shareholder of all Conditions to Obligations of Sellers specified in Sections 9(a) and 9(c) of the Stock Purchase Agreement.

     2.3 Majority Shareholder Deliveries at Closing. At the Redemption Closing, Majority Shareholder shall deliver to Company: (a) the certificate(s) for the Redeemed Shares, executed in favor of assignment to the Company, (b) an unconditional release of any liability of the Company for payment of the Company Note (as defined in the Merger Agreement); and (c) all such other certificates, documents and instruments as Majority Shareholder shall reasonably request in connection with the consummation of the transactions contemplated by this Redemption Agreement.

     2.4 Company Deliveries at Closing. At the Redemption Closing, Company shall deliver to Majority Shareholder: (a) certificates of stock representing all outstanding shares of the capital stock of the entities listed on Exhibit 1 hereto, (b) evidence that the MountainStar Assets have been released as security from all indebtedness of the Company, and (c) all such other certificates, documents and instruments as Company shall reasonably request in connection with the consummation of the transactions contemplated by this Redemption Agreement.

     Section 3. Representations and Warranties of Company

     Company hereby represents and warrants to Majority Shareholder as of the Redemption Closing:

     3.1 Authority; Consents. Company has the power and authority to execute and deliver this Redemption Agreement and has taken all corporate actions and obtained all consents necessary to effect the transaction contemplated herein.

     3.2 All Interests Conveyed. All right, title and interest of Company and each of its Affiliates held in the MountainStar Assets, without warranty of any kind, has been conveyed to Majority Shareholder pursuant to the Redemption; and

     3.3 Release of Security. Any security interest in the MountainStar Assets voluntarily granted by the Company to secure indebtedness for borrowed money of the Company shall have been released. Majority Shareholder acknowledges that the Company has represented to Parent in the Merger Agreement that the only such security interest is the security interest securing debt under the Credit Agreement, which, pursuant to Section 7.15(b)(iv)(y) of the Merger Agreement is to be released at or prior to the Redemption Closing.

     Section 4. Representations and Warranties of Majority Shareholder


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     Majority  Shareholder  hereby  represents and warrants to Company as of the
Redemption Closing:

     4.1 Authority; Consents. Majority Shareholder has the power and authority to execute and deliver this Redemption Agreement and has taken all corporate actions and obtained all consents necessary to effect the transaction contemplated herein.

     4.2 Ownership of Redeemed Shares. Majority Shareholder is the sole lawful record and beneficial owner of, and has marketable title to, the Redeemed Shares, free and clear of all Liens.

     4.3 No Conflict. Neither the execution and delivery of this Redemption Agreement by Majority Shareholder, nor the transfer of the Redeemed Shares to Company, will violate any term or provision of any agreement to which Majority Shareholder is a party.

     Section 5. Employees

     For avoidance of doubt and not as a representation or warranty hereunder, the persons listed on Exhibit 1 are the employees of Company or its Subsidiaries prior to the Redemption Closing who, after the date of Redemption Closing, will be employees of Majority Shareholder or its Subsidiaries (the "Employees").

     Section 6. Conditional Redemption

     The parties agree the Redemption is subject to Cancellation as set forth in
Section 7.15(c) of the Merger Agreement. In the event of such Cancellation, the parties agree no Employee shall be deemed to have a break in service with the Company on account of the Redemption.

     Section 7. Further Assurances

     Company and Majority Shareholder shall cooperate reasonably with each other in connection with any actions necessary or appropriate to be taken by either such party, whether before or after the date of the Redemption Closing, to ensure the purpose and intent of the Redemption is achieved in all respects.

     Section 8. Termination

     This Redemption Agreement shall be terminated upon a termination of the Stock Purchase Agreement in accordance with Section 10 thereof.

     Section 9. Miscellaneous

     9.1 Costs and Expenses. Each party hereto shall be responsible for payment of all its legal, accounting, advisory and other fees and expenses incurred in connection with this Redemption Agreement and the consummation of the transactions contemplated hereby.

     9.2 Assignment; Amendments. Neither party shall be permitted to assign its rights or obligations under this Redemption Agreement to any other Person. This Redemption

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Agreement  may not be  amended,  modified  or  supplemented  except  by  written agreement signed by both parties hereto.

     9.3 Notices. All notices and other communications hereunder shall be given in the manner and to the address set forth in Section 12.3 of the Merger Agreement.

     9.4 Headings. The article and section headings contained in this Redemption Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Redemption Agreement or any term or provision hereof.

     9.5 Governing Law. This Redemption Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of any Delaware state court or federal court sitting in the State of Delaware in any action arising out of or relating to this Redemption Agreement and the transactions contemplated herein, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably consents to personal jurisdiction in any such action brought in any such Delaware state or federal court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Delaware state or federal court and any claim that any such Delaware state or federal court is an inconvenient forum. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Redemption Agreement or the transaction contemplated herein. Each party hereby certifies that it has been induced to enter into this Redemption Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 9.5.

     9.6 Counterparts. This Redemption Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     IN WITNESS WHEREOF, Company and Majority Shareholder have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

COMPANY                                              MAJORITY SHAREHOLDER
/s/                                                  /s/
By:                                                  By:
Name:                                                Name:
Title:                                               Title:


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                                    Exhibit 1

                             MountainStar Employees


Employee Name                       Job Title

Barkee, Jon L.                      Proj Mgr
Cockill III, George C               Director
Hartley, Jennifer O                 Comm Mgr
Henderson, Nicholas C               Comm Rel
Holz, Michael P                     Director
Klein, Robert A                     Director
Kloss, Michael L                    MIT
Krause, Dominique J                 Controller
Niemi, Carrie L                     Office Mgr
Nyberg, James A                     Vice Pres
Owens, Ramon B                      Manager
Predmore, Judy A                    Bookkeeper
Renfro, Kim J                       Receptionist
Shelstad, Norman K                  Director
Wike, Cheryl L                      Receptionist